Exhibit 10.31
Amending Agreement —
Parent Guarantee
Dated [•] June 2009
Asbestos Injuries Compensation Fund Limited in its capacity as trustee for the Charitable Fund (“AICF”)
The State of New South Wales (“NSW Government”)
James Hardie Industries N.V. (“JHINV”)
Mallesons Stephen Jaques
Level 61
Governor Phillip Tower
1 Farrer Place
Sydney NSW 2000
Australia
T +61 2 9296 2000
F +61 2 9296 3999
DX 113 Sydney
www.mallesons.com
Ref: 02-5501-6101

Amending Agreement — Parent Guarantee
Contents

Details	1

General terms	2

1 Interpretation	2

2 Confirmations and acknowledgement	2

2.1 Confirmation in relation to definition of “Guarantor”	2
2.2 JHI Confirmation	2
2.3 Conflict	3
2.4 Consideration	3

3 Amendments	3

3.1 Parent Guarantee	3
3.2 Irrevocable Power of Attorney	3

4 Representations and warranties by JHI	3

5 Costs	4

6 General	4

7 Counterparts	4

8 Governing law	4

Schedule 1 — Irish Registration Date Amendments	6

Schedule 2 — Conformed copy of the Parent Guarantee incorporating the Irish Registration Date Amendments	9

Schedule 3 — Third Irrevocable Power of Attorney	10

Signing page	11

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Amending Agreement — Parent Guarantee
Details

Parties	AICF, NSW Government and JHINV
AICF	Name	Asbestos Injuries Compensation Fund Limited a company limited by guarantee incorporated under the laws of the State of New South Wales, Australia, in its capacity as trustee for the Charitable Fund established under the Amended and Restated Trust Deed dated 14 December 2006 between it as trustee and JHINV

	ACN	117 363 461

	Address	Level 7, 233 Castlereagh Street Sydney New South Wales, 2000

NSW Government	Name	The State of New South Wales

	Address	c/- Department of Premier and Cabinet, Level 39, Governor Macquarie Tower, 1 Farrer Place, Sydney, NSW, 2000

JHINV	Name	James Hardie Industries N.V. a limited liability company incorporated in The Netherlands

	ARBN	097 829 895

	Address	Atrium, 8th floor, Strawinskylaan 3077, 1077ZX Amsterdam, The Netherlands (with its Australian registered office at Level 3, 22 Pitt Street, Sydney in the State of New South Wales)

Recitals	AICF, NSW Government and JHINV are parties to the Parent Guarantee and wish to amend the Parent Guarantee on the terms set out in this agreement.

Date of Amending Deed	[•] June 2009

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Amending Agreement — Parent Guarantee
General terms
1	Interpretation

These meanings apply unless the contrary intention appears:

Irish Registration Date means the date on which JHISE is registered by the Registrar of Companies of Ireland as having its registered office in Ireland.

JHI means:
(a)	prior to the SE Transformation Date, JHINV;

(b)	with effect on and from the SE Transformation Date up to the Irish Registration Date, JHISE with its corporate seat in the Netherlands; and

(c)	with effect on and from the Irish Registration Date, JHISE with its corporate seat in the Republic of Ireland.
JHISE means JHINV once it has converted from its present corporate form as a Dutch NV (Naamloze Vernootschap) into an SE (Societas Europaea).

Parent Guarantee means the Guarantee dated 14 December 2006 between AICF, the NSW Government and JHINV.

SE Transformation Date means the date on which JHINV is registered as a “Societas Europaea” on the Dutch Trade Register pursuant to European Union Council Regulation 2157/2001.

2	Confirmations and acknowledgement

2.1	Confirmation in relation to definition of “Guarantor”

Each party confirms that the definition of “Guarantor” for the purposes of the Parent Guarantee is a reference to:
(a)	with effect on and from the SE Transformation Date up to the Irish Registration Date, JHISE with its corporate seat in the Netherlands; and

(b)	with effect on and from the Irish Registration Date, JHISE with its corporate seat in the Republic of Ireland.
2.2	JHI Confirmation

JHI confirms that, other than as provided for in clause 3 (“Amendments”), the Parent Guarantee remains in full force and effect and enforceable against it up to, including and after each of the SE Transformation Date and the Irish Registration Date.

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2.3	Conflict

If there is a conflict between the Parent Guarantee and this agreement, the terms of this agreement prevail.

2.4	Consideration

This agreement is entered into in consideration of the parties’ exchange of promises under this agreement and the receipt of valuable consideration which is hereby acknowledged.

3	Amendments

3.1	Parent Guarantee

As from the Irish Registration Date, the Parent Guarantee is amended as set out in schedule 1. The parties acknowledge that the amendments to the Parent Guarantee effected by this clause 3.1 are accurately reflected in the conformed copy of the Parent Guarantee attached at schedule 2.

3.2	Irrevocable Power of Attorney

The parties acknowledge that the Second Irrevocable Power of Attorney dated December 2006 between AICF and NSW Government will be replaced by a Third Irrevocable Power of Attorney between those parties in the form attached at schedule 3 from the date of execution of that Third Irrevocable Power of Attorney. To avoid doubt, JHI’s execution of this agreement constitutes its prior written consent to the replacement effected by this clause 3.2 for the purposes of clause 6.3(c) of the Parent Guarantee.

4	Representations and warranties by JHI

JHI warrants as at the date of this agreement and repeats such warranty as at the SE Transformation Date and as at the Irish Registration Date that the following is true, accurate and not misleading:
(a)	it has been duly incorporated and is validly existing under the laws of the jurisdiction of its incorporation and has the necessary corporate capacity and power to enter into this agreement and to perform its obligations under this agreement;

(b)	all corporate and other action required to be taken by JHI to authorise the execution of this agreement and the performance of its obligations under this agreement has been duly taken;

(c)	this agreement has been duly executed on behalf of JHI and constitutes legal, valid and binding obligations of JHI, enforceable in accordance with their terms subject to the terms of the opinion from Loyens Loeff delivered to the NSW Government and the Fund Trustee on or about the date of this agreement;

(d)	the execution and performance of this agreement do not conflict with or result in a breach of any provision of the memorandum or articles of association of JHI or any provision of any applicable law in force on the date of this agreement or any deed to which JHI is a party, or on the SE Transformation Date or the Irish Registration Date;

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(e)	no approval, consent, license or notice to any regulatory or governmental body (other than such approvals, consents, licenses or notices as have been obtained or given) is necessary to ensure the validity, enforceability or performance of the obligations of JHI under this agreement;

(f)	the Parent Guarantee as amended by this agreement constitutes legal, valid and binding obligations of JHI, enforceable in accordance with their terms subject to the terms of the opinion from Arthur Cox delivered to the NSW Government and the Fund Trustee on or about the date of this agreement;

(g)	the performance of the Parent Guarantee as amended by this agreement does not conflict with or result in a breach of any provision of the memorandum or articles of association of JHI or any provision of any applicable law in force on the date of this agreement;

(h)	no approval, consent, license or notice to any regulatory or governmental body (other than such approvals, consents, licenses or notices as have been obtained or given) is necessary to ensure the validity, enforceability or performance of the obligations of JHI under the Parent Guarantee as amended by this agreement; and

(i)	without limiting paragraphs (e) and (g) above, Dutch law does not preclude or otherwise prejudice the agreement of JHI as a Dutch company to the Irish Registration Date amendments set out in Schedule 1, which will only take effect on the Irish Registration Date.
JHI warrants as at the Irish Registration Date, the performance of the Parent Guarantee as amended by this agreement does not conflict with or result in a breach of any provision of the memorandum or articles of association of JHI or any provision of any applicable law in force on the Irish Registration Date.

5	Costs

Each party shall be responsible for its own costs, charges and expenses in connection with the preparation, negotiation and execution of this agreement.

6	General

Clause 5 (“Notices”) of the Parent Guarantee applies to this agreement as if it was fully set out in this agreement.

7	Counterparts

This agreement may consist of a number of copies each signed by one or more parties to the deed. If so, the signed copies are treated as making up the one document.

8	Governing law

This agreement is governed by the law in force in the Netherlands, with the exception of the Netherlands private international law. Any dispute arising out

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of or in connection with this agreement shall be exclusively decided by the competent court in Amsterdam.
EXECUTED as an agreement.

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Amending Agreement — Parent Guarantee
Schedule 1 — Irish Registration Date Amendments
The Parent Guarantee is amended as follows:
1	The definition of “Final Funding Agreement” in clause 1 (“Interpretation”) is amended by inserting the words “, as amended from time to time” after the word Agreement in the third line.

2	Clause 2.4 (“Guarantee”) is amended by deleting the sentence “This Guarantee is not a contract of surety (borgtocht).” and replacing it with the following sentence:
“The liability of the Guarantor under this Guarantee shall be as sole and primary obligor and not merely as surety and the Guarantor hereby waives all and any of its rights as surety which may at any time be inconsistent with any of the provisions of this Guarantee.”.
3	Clause 2.7 (“Guarantee”) is amended by inserting the words “, insolvency, winding-up, dissolution, examinership, the granting of court protection, administration, composition or arrangement” after the words “moratorium of payment” in the fifth line.

4	Clause 2.9(a) (“Guarantee”) is amended by inserting the words “insolvency, dissolution, examinership, the granting of court protection, administration, composition or arrangement,” after the words “winding-up” in the first line.

5	Clause 3.2 (“Enforcement”) is amended by deleting the word “(verzuim)” in the fourth line and replacing it with “in respect of the making of such Annual Payment”.

6	Clause 3.3(b) (“Enforcement”) is amended by:
—	deleting the word “a” in the first line and replacing it with “any insolvency,”; and

—	inserting the words “examinership, the granting of court protection, administration, composition or arrangement,” after the words “winding-up” in the second line.
7	Clause 3.4 (“Enforcement”) is amended by deleting the words “(kort geding)” in the third line.

8	Clause 3.5 (“Enforcement”) is amended by:
—	deleting the word “(verrekening),” in the first line and replacing it with “or”; and

—	deleting the words “or suspension (opschorting)”.
9	Clause 3.6 is deleted and replaced with “[intentionally blank]”.

10	Clause 3.7(a)(i) (“Enforcement”) is deleted and replaced with the following:

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“(i)	proceed against or exhaust or enforce any security held from the Performing Subsidiary, any other guarantor or any other Person or make or file any proof of claim in any insolvency proceedings relative to the Performing Subsidiary, any other guarantor or any other person,”.
11	Clause 3.7(a)(iii) (“Enforcement”) is amended by deleting the word “Guarantee” in the first line and replacing it with the word “Fund”.

12	Clause 3.7(d) (“Enforcement”) is amended by inserting a new sub-paragraph (iii) as follows (and re-numbering sub-paragraph (iii) as sub-paragraph (iv) accordingly):
“(ii)	the right to interpose any defence based upon any claim of laches or set-off or counterclaim of any nature or description;”.
13	Insert a new clause 3.8 as follows:
“3.8	The Guarantor confirms to the Fund Trustee and the NSW Government that neither the Fund Trustee nor the NSW Government need advise the Guarantor of any default by the Performing Subsidiary in respect of the Guaranteed Obligations.”
14	Clause 5.1 is amended by replacing the existing address details for the NSW Government and the Guarantor with the following:

“To the NSW Government:

Name:	The State of New South Wales, c/- Department of Premier and Cabinet

Address:	Level 39, Governor Macquarie Tower, Farrer Place, Sydney, NSW 2000

Fax number:	+ 61 2 9228 3062

Attention:	Deputy Director-General (Legal)

To the Guarantor:

Name:	James Hardie Industries S.E.

Address:	c/- Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland

Fax number:	+35 3 618 0618

and

Level 3, 22 Pitt Street, Sydney, NSW 2000

Fax number:	+61 2 8274 5218

Attention:	General Counsel”
15	Clause 6.4 (“NSW Government’s right to enforce”) is deleted.

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16	Clause 7 (“Choice of law and jurisdiction”) is deleted and replaced with the following:
“7.	CHOICE OF LAW AND JURISDICTION
7.1	This Guarantee shall be governed by and construed in accordance with the laws of Ireland.

7.2	The courts of Ireland have exclusive jurisdiction to settle any dispute arising out of or in connection with this Guarantee (including a dispute regarding the existence, validity or termination of this Guarantee) (a “Dispute”).

7.3	The parties hereto agree that the courts of Ireland are the most appropriate and convenient courts to settle Disputes and accordingly no party hereto will argue to the contrary.

7.4	This clause 7 is for the benefit of each of the Fund Trustee and the NSW Government. As a result, each of the Fund Trustee and the NSW Government shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, each of the Fund Trustee and the NSW Government may take concurrent proceedings in any number of jurisdictions.”
17	Insert a new clause 9 as follows:
“9.	RULE AGAINST PERPETUITIES

Nothing in this Guarantee shall authorise or permit the postponement of any estate or interest arising under the trusts created in this Guarantee from vesting outside the perpetuity period. In this context “perpetuity period” means the period commencing on the date of this Guarantee and ending on the expiration of 21 years from the date of the death of the last survivor of the descendants now living of the President of Ireland, Mary McAleese.”

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Amending Agreement — Parent Guarantee
Schedule 2 — Conformed copy of the Parent
Guarantee incorporating the Irish Registration
Date Amendments

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Amending Agreement — Parent Guarantee
Schedule 3 — Third Irrevocable Power of Attorney

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Amending Agreement — Parent Guarantee
Signing page

DATED:	2009

SIGNED by The Honourable John	)
Hatzistergos MLC	)
Attorney-General of New South Wales	)
)
)
)
for THE STATE OF NEW SOUTH	)
WALES in the presence of:	)
)
)
)

Signature of witness	)	Signature
)
)

Name of witness (block letters ))		Office of Signatory
)
)

EXECUTED by ASBESTOS INJURIES	)
COMPENSATION FUND LIMITED in	)
accordance with section 127(1) of	)
the Corporations Act 2001 (Cwlth ))
by authority of its directors:	)
)
)
)

Signature of director	)	Signature of director/company
	)	secretary*
	)	*delete whichever is not applicable
)
)

Name of director (block letters ))		Name of director/company secretary*
	)	(block letters ) *delete whichever is not applicable

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EXECUTED by	)
)
)
)
as an authorised signatory for, and	)

SEALED AND DELIVERED as a deed by,	)	By executing this agreement the
JAMES HARDIE INDUSTRIES N.V. in	)	signatory states that the signatory has
the presence of:	)	received no notice of revocation of the
	)	authority under which the signatory
	)	signs this agreement
)
)

Signature of witness	)	Position
)
)
Name of witness (block letters ))
)

	)	By executing this agreement the
	)	signatory states that the
	)	signatory has received no notice
	)	of revocation of the authority
	)	under which the signatory signs
	)	this agreement
)
)
)

	)	Position

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